                                                                    EXHIBIT 99.2

                            UNITED STATES OF AMERICA
                                   BEFORE THE
                      COMMODITY FUTURES TRADING COMMISSION

--------------------------------------
                                       )
IN THE MATTER OF:                      )       CFTC DOCKET NO. 04-06
                                       )
RELIANT ENERGY SERVICES, INC.,         )       ORDER INSTITUTING
                                       )       PROCEEDINGS PURSUANT TO
                         RESPONDENT.   )       SECTIONS 6(c) AND 6(d) OF THE
                                       )       COMMODITY EXCHANGE ACT,
                                       )       MAKING FINDINGS AND IMPOSING
                                       )       REMEDIAL SANCTIONS
                                       )
                                       )
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       ORDER INSTITUTING PROCEEDINGS PURSUANT TO SECTION 6(c) AND 6(d) OF
                 THE COMMODITY EXCHANGE ACT, MAKING FINDINGS AND
                           IMPOSING REMEDIAL SANCTIONS

                                       I.

         The Commodity Futures Trading Commission ("Commission") has reason to believe that Reliant Energy Services, Inc. ("RES") has violated Sections 4c(a)(A) and (B) of the Commodity Exchange Act, as amended (the "Act"), 7 U.S.C.
Section 6c(a)(A) and (B) (1994),(1) and Sections 6(c), 6(d), and 9(a)(2) of the Act, as amended, 7 U.S.C. Sections 9, 13b, and 13(a)(2) (2002). Therefore, the Commission deems it appropriate and in the public interest that public administrative proceedings be, and hereby are, instituted to determine whether RES ("Respondent") engaged in the violations set forth herein, and to determine whether any order shall be issued imposing remedial sanctions.

                                       II.

         In anticipation of the institution of an administrative proceeding, and prior to any adjudication of any issues of fact or law by the Commission, the Respondent has submitted an Offer of Settlement (the "Offer"), which the Commission has determined to accept. Without admitting or denying the findings of fact herein, the Respondent consents to the entry of this Order, and acknowledges service of this Order Instituting Proceedings Pursuant to Sections 6(c) and 6(d) of the Commodity Exchange Act, Making Findings and Imposing Remedial Sanctions

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(1) The wash trading and reporting of non bona fide prices at issue here, in violation of Sections 4c(a)(A) and (B), predate the December 21, 2000 effective date of the Commodity Futures Modernization Act ("CFMA"). Pursuant to the CFMA, Sections 4c(a)(A) - (B) were amended and re-codified as 4c(a)(1) - (2), 7 U.S.C.
Section 6c(a)(l) - (2) (2002).



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("Order"). Respondent consents to the use by the Commission of the findings in this proceeding and in any other proceeding brought by the Commission or to which the Commission is a party.(2)

                                      III.

A.       SUMMARY

         From at least February of 1999 through May 2002, RES's Houston offices reported false and/or misleading information, including price and volume information concerning natural gas transactions, to certain reporting firms. Price and volume information is used by reporting firms in calculating published indexes of natural gas prices for various pipeline hubs throughout the United States. During this time period, RES's Houston offices knowingly reported, as RES trades, trades that did not occur at RES and reported certain trades at false and/or misleading prices and/or volumes in an attempt to benefit Respondent, in violation of Sections 6(c), 6(d), and 9(a)(2) of the Act, 7 U.S.C. Sections 9, 13b, 13(a)(2) (2002).

         In addition, on seven occasions between April and November 2000, certain traders on RES's west power trading desk executed non-competitive, prearranged wash sales during off-exchange trading of electricity contracts. The trades were for the same contract, delivery point, quantity and price, executed with the same counterparty companies ("counterparty companies") and counterparty traders ("counterparty traders"). The trades were prearranged and designed to produce a wash financial result, with neither party making nor taking, nor intending to make or take, delivery or a bona fide position in the market or market risk. The RES traders and the counterparty traders agreed to execute a buy or a sell on an electronic trading platform ("Trading Platform"), and then to immediately reverse or offset the first trade by bilaterally executing over the telephone an equal and opposite buy or sell, in violation of Section 4c(a)(A) of the Act, 7 U.S.C. Section 6c(a)(A) (1994), which prohibits wash trading. These wash sales caused prices to be recorded on the Trading Platform that were not true and bona fide, in violation of Section 4c(a)(B) of the Act, 7 U.S.C. Section 6c(a)(B) (1994).

         The Commission recognizes the cooperation of the Respondent and Reliant Resources, Inc. during the Division of Enforcement's investigation of this matter. The Respondent and Reliant Resources, Inc. represent that they are, and will continue to be, active participants in developing industry-wide standards for the accurate reporting of price and volume information to reporting firms.


----------

(2) Respondent does not consent to the use of its Offer or the findings in this Order as the sole basis for any other proceeding brought by the Commission, other than a proceeding brought to enforce the terms of this Order. Respondent does not consent to the use of the Offer or the findings in this Order by any other person or entity in this or any other proceeding. The findings made in this Order are not binding on any other person or entity, including, but not limited to, any person or entity named as a defendant or respondent in any other proceeding.



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B.       RESPONDENT

         RELIANT ENERGY SERVICES, INC. is a corporation organized and existing under the laws of the State of Delaware. RES is a wholly owned subsidiary of Reliant Resources, Inc. ("Reliant").(3) RES's principal place of business is 1000 Main Street, Houston, Texas. During all times relevant herein, RES marketed natural gas, electricity and other energy-related products to a wide range of customers across North America. Specifically, the Houston offices of RES conducted electricity and natural gas marketing operations at eastern and western power and gas trading hubs for the Eastern and Western United States.

C.       FACTS

         1.       RES'S FALSE AND/OR MISLEADING REPORTING

                  a. GAS MARKET PARTICIPANTS' USE OF INFORMATION FROM REPORTING FIRMS

         During at least February 1999 through May 2002, reporting firms compiled and published indexes of natural gas prices for natural gas hubs throughout the United States. The indexes were calculated based upon trading information, including volume and price information, collected by the reporting firms from market participants. Participants in the natural gas markets use these indexes to price and settle commodity transactions. Moreover, natural gas futures traders refer to the prices published by the reporting firms for price discovery and for assessing price risks. For instance, an increase in prices at a natural gas trading hub signals either stronger demand or weakened supply, and futures traders take account of both price movements and changes in the supply/demand balance when conducting their futures trading.

                  b.       RES REPORTED FALSE AND/OR MISLEADING MARKET
                           INFORMATION

         From at least February of 1999 through May of 2002, the Respondent, specifically the Houston offices of RES, knowingly delivered, via facsimile, the internet via electronic mail, and/or telephonically, false and/or misleading reports to the reporting firms. The reports contained trades that did not occur at Reliant and reported certain trades at false and/or misleading prices and/or volumes. Respondent's Houston offices knowingly delivered this false and/or misleading trade information to reporting firms in an attempt to benefit RES.



----------

(3) Reliant is a publicly traded corporation organized and existing under the laws of the State of Delaware. During all times relevant to this matter, Reliant and its subsidiaries and affiliates provided electricity and energy services to the wholesale and retail markets, maintained and operated its own electricity generation facilities, and marketed both electricity and natural gas products to a wide range of customers across North America and abroad. These and other services were provided through several business segments, including RES.



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         2.       RES ENGAGED IN WASH TRADING AND SETTING OF NON BONA FIDE
                  ELECTRICITY PRICES

                  a.       THE ELECTRONIC TRADING PLATFORM

         Traders at RES, the counterparty company, and other market participants trade electricity through direct negotiations with counterparty traders (i.e., bilaterally), through voice-brokers, or through electronic trading facilities. During the April through November 2000 time period, RES and the counterparty companies executed electricity trades through, among others, the Trading Platform. At all times relevant hereto, the Trading Platform permitted market participants using the Trading Platform to anonymously post bids and offers for various energy contracts in real time.

                  b. RES EXECUTED PREARRANGED ROUNDTRIP TRADES THAT RESULTED IN WASH SALES AND THE REPORTING OF NON-BONA FIDE PRICES, UTILIZING THE ELECTRONIC TRADING PLATFORM.

         On seven occasions between April and November 2000, traders on RES's west power trading desk executed non-competitive wash sales. In each instance, the RES trader and a counterparty trader prearranged the wash sales over the telephone. They agreed to execute one buy or sell on the Trading Platform and to execute the opposite buy or sell over the telephone. They agreed that RES would purchase or sell an electricity contract, at a particular price and quantity and for a particular delivery point and delivery terms, from the counterparty company by accepting the counterparty company's supposedly anonymous bid or offer on the Trading Platform. They then agreed to immediately execute via the telephone an equal and opposite buy or sell from RES back to the counterparty company, at the same price, for the same quantity, for the same delivery point and delivery terms, thus offsetting the initial trade executed on the Trading Platform.

D.       LEGAL DISCUSSION

         1. BY REPORTING FALSE OR MISLEADING OR KNOWINGLY INACCURATE MARKET INFORMATION, RES VIOLATED SECTION 9(a)(2) OF THE ACT

         Section 9(a)(2) of the Act makes it unlawful for any person "knowingly to deliver or cause to be delivered for transmission through the mails or interstate commerce by telegraph, telephone, wireless, or other means of communication false or misleading or knowingly inaccurate reports concerning crop or market information or conditions that affect or tend to affect the price of any commodity in interstate commerce[.]" See, e.g., United Egg Producers v. Bauer Int'l Corp., 311 F. Supp. 1375, 1383 (S.D.N.Y. 1970) (concluding that false press releases regarding egg importation "tended to affect the price of eggs in interstate commerce"); In re Soybean Futures Litig., 892 F. Supp. 1025, 1046 (N.D. Ill. 1995) (concluding that false reports can influence prices and constitute part of a manipulation claim).



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         Respondent violated Section 9(a)(2) of the Act when employees of RES's
Houston office knowingly delivered false or misleading or knowingly inaccurate price and volume information to the reporting firms.(4) As discussed above, price and volume information affect or tend to affect the market price of natural gas, including futures prices as traded on the NYMEX. As such, the Respondent violated Section 9(a)(2) of the Act.

         2. BY ATTEMPTING TO MANIPULATE PRICES, RES VIOLATED SECTIONS 6(c), 6(d) AND 9(a)(2) OF THE ACT

         Sections 6(c) and 6(d) together authorize the Commission to serve a complaint and provide for the imposition of, among other things, fines and penalties if the Commission "has reason to believe that any person... has manipulated or attempted to manipulate the market price of any commodity, in interstate commerce, or for future delivery on or subject to the rules of any contract market... or otherwise is violating or has violated any of the provisions of [the] Act." Section 9(a)(2) provides that it is unlawful for "any person to manipulate or attempt to manipulate the price of any commodity in interstate commerce, or for future delivery on or subject to the rules of any contract market, or to corner or attempt to corner any such commodity."

         The following elements generally are required to show an attempted manipulation: (1) an intent to affect the market price; and (2) some overt act in furtherance of that intent. See In re Hohenberg Bros. Co., [1975-1977 Transfer Binder] Comm. Fut. L. Rep. (CCH) Paragraph 20,271 at 21,477 (CFTC Feb. 18, 1977). To prove the intent element of manipulation or attempted manipulation, it must be shown that RES "acted (or failed to act) with the purpose or conscious object of causing or effecting a price or price trend in the market that did not reflect the legitimate forces of supply and demand." In re Indiana Farm Bureau Cooperative Association, [1982-1984 Transfer Binder] Comm. Fut. L. Rep. (CCH) Paragraph 21,796 at 27,281 (CFTC Dec. 17, 1982). "[I]ntent is the essence of manipulation." Id at 27,282.

         By reporting trade information as described above, RES specifically intended to report false or misleading or knowingly inaccurate market information concerning, among other things, trade prices and volume of trading in an attempt to manipulate the price of natural gas in interstate commerce. These actions constitute overt acts in furtherance of the attempted manipulation. By so doing, the Respondent's conduct constitutes an attempted manipulation under Sections 6(c), 6(d), and 9(a)(2) of the Act, which, if successful, could have affected prices of NYMEX natural gas futures contracts.

----------------

(4) Under Section 2(a)(1)(B) of the Act, 7 U.S.C. Section 2(a)(1)(B) (2002), and
Section 1.2 of the Commission's Regulations, 17 C.F.R. Section 1.2 (2003) the act, omission, or failure of any official, agent, or other person acting for any individual, association, partnership, corporation, or trust within the scope of his employment or office shall be deemed the act, omission, or failure of such individual, association, partnership, corporation, or trust. "[I]t does not matter if the principal participated in or even knew about the agent's acts; he is strictly liable for them." Stotler and Co. v. CFTC, 855 F.2d 1288, 1292 (7th Cir. 1988) (citing Cange v. Stotler, 826 F. 2d 581, 589 (7th Cir. 1987);
Rosenthal & Co. v. CFTC, 802 F.2d 963, 966-67 (7th Cir. 1986)). Consequently, Respondent is liable for its employees' violations of the Act.



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         3.       BY ENGAGING IN WASH SALES AND THE SETTING OF NON BONA FIDE
                  PRICES ON THE TRADING PLATFORM, RES VIOLATED SECTIONS 4(c)(A) AND (B) OF THE ACT.

         Under Section 4(c)(a)(A) of the Act, it is unlawful for any person to enter into a transaction involving a commodity that may be used for hedging, determining the price basis of a transaction, or delivering a commodity, in interstate commerce, if the transaction is of the character of a "wash sale." A wash sale is a transaction in which trades are intentionally undertaken for the purpose of giving the appearance that the trades have been executed, without positions being taken in the market or any actual change in the account holder's market position. See, e.g., In re Piasio, et al., [1999-2000 Transfer Binder] Comm. Fut. L. Rep. (CCH) Paragraph 28,276 at 50686-88 (CFTC Sept. 29, 2000); In re Bear Stearns, et al., [1990-1992 Transfer Binder] Comm. Fut. L. Rep. (CCH) Paragraph 24,994 at 37,665 (CFTC January 25, 1991); In re Three Eight Corporation, et al., [1992-1994 Transfer Binder] Comm. Fut. L. Rep. (CCH) Paragraph 25,749 at 40444-45 (CFTC June 16, 1993). In Bear Stearns, Paragraph 24,994 at 37,663, the Commission explained:

               In a wash sale, for example, a trader gives the appearance of making independent decisions to buy and then sell (or sell and then buy) one or more futures contracts. His actual intention at the time he initiates the transaction, however, is to both buy and sell the contract at the same or a similar price -- in other words, to create a financial and position nullity....

See also, Wilson v. CFTC, 322 F3d 555, 559-60 (8th Cir. 2003) (wash sales "are considered harmful because they create illusory price movements in the market."); In re Piasio, Paragraph 28,276 at 50,691 (wash sales are "grave" violations, even in the absence of customer harm or appreciable market effect, because "they undermine confidence in the market mechanism that underlies price discovery.")(5)

         RES's seven prearranged power transactions were noncompetitive trades and were engaged in to produce, and did produce, a financial nullity. Thus, the trades constituted illegal wash sales and RES violated Section 4c(a)(A) of the Act. Wilson, 322 F3d at 559-60 (8th Cir. 2003); In re Mayer, [1996-1998 Transfer Binder] Comm. Fut. L. Rep. (CCH) Paragraph 27,259 at 46,134 (CFTC Feb. 3, 1998).

         Section 4c(a)(B) of the Act makes it unlawful to confirm the execution of any commodity transaction "if such transaction is used to cause any price to be reported, registered or recorded which is not a true and bona fide price." The wash sales executed by RES caused prices to be

-------------

(5) It is not an element of proof of wash sales that the Commission show such trades were executed for an illegitimate motive. "The statute prohibits 'wash sales'[,] not `wash sales except those having a legitimate market purpose.'" In re Harold Collins, [1986-1987 Transfer Binder] Comm Fut. L. Rep. (CCH) Paragraph 22,982 at 31,899 (CFTC Apr. 4, 1986), rev'd on other grounds sub nom., Stoller
v. CFTC, 834 F.2d 262 (2d Cir. 1987). Specifically, to establish its wash sales case, the Commission need not show that the subject trades were executed with an intent to manipulate or affect market prices.



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recorded on the Trading Platform that were not true and bona fide. Accordingly,
RES violated Section 4c(a)(B) of the Act. See In re Gilchrist, [1990-1992 Transfer Binder] Comm. Fut. L. Rep. (CCH)Paragraph 24,993 at 37,653 (CFTC Jan. 25, 1991).

                                       IV.

                             FINDINGS OF VIOLATIONS

         Based on the foregoing, the Commission finds that Respondent violated
Section 4c(a)(A) and (B) of the Act, 7 U.S.C. Sections 6c(a)(A) and (B) (1994), and Sections 6(c), 6(d), and 9(a)(2) of the Act, 7 U.S.C. Sections 9, 13b, and 13(a)(2) (2002).

                                       V.

                               OFFER OF SETTLEMENT

         Respondent has submitted an Offer of Settlement in which, without admitting or denying the findings herein, RES acknowledges service of the Order; admits the jurisdiction of the Commission with respect to the matters set forth in this Order and, for any action or proceeding brought by the Commission based upon violations of or for enforcement of the Order; waives service and filing of a complaint and notice of hearing, a hearing, all post-hearing procedures, judicial review by any court, any objection to the staff's participation in the Commission's consideration of the Offer, any claim of Double Jeopardy based on the institution of this proceeding or the entry of any order imposing a civil monetary penalty or other relief, and all claims which it may possess under the Equal Access to Justice Act, 5 U.S.C. Section 504 (1994) and 28 U.S.C. Section 2412 (1996), as amended by Pub. L. No. 104-21, Sections 231-32, 110 Stat. 862-63
(1996), and Part 148 of the Commission's Regulations, 17 C.F.R. Sections 148.1 et seq. (2002), relating to, or arising from, this action; stipulates that the record basis on which this Order is entered consists solely of this Order, including the findings in this Order; and consents to the Commission's issuance of the Order. Pursuant to the Offer of Settlement herein, Respondent and Reliant agree to entry of an Order, in which the Commission makes findings, including findings that Respondent violated Sections 4c(a)(A) and (B) of the Act (1994) and Sections 6(c), 6(d) and 9(a)(2) of the Act (2002) and orders that Respondent cease and desist from violating the provisions of the Act that it has been found to have violated; and the Respondent will be liable for paying a total civil monetary penalty of Eighteen Million Dollars ($18,000,000); and Respondent and Reliant will comply with the undertakings set forth in this Order.

         Upon consideration, the Commission has determined to accept the Offer.



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                                       VI.

                                      ORDER

ACCORDINGLY, IT IS HEREBY ORDERED THAT:

         1. Respondent shall cease and desist from violating Section 4c(a)(A) and (B) of the Act (1994), and Sections 6(c), 6(d) and 9(a)(2) of the Act (2002);

         2. Respondent will be liable for paying a total civil monetary penalty of Eighteen Million Dollars ($18,000,000) within ten
                  (10) business days of the date of the entry of the Order, and make such payment by electronic funds transfer to the account of the Commission at the United States Treasury or by certified check or bank cashier's check made payable to the Commodity Futures Trading Commission, and addressed to Dennese Posey, Division of Enforcement, Commodity Futures Trading Commission, 1155 2lst Street, N.W., Washington, D.C. 20581, under cover of a letter that identifies Respondent and the name and docket number of this proceeding. Copies of the cover letter and the form of payment shall be simultaneously transmitted to Gregory G. Mocek, Director, Division of Enforcement, Commodity Futures Trading Commission, 1155 21st Street, N.W., Washington, D.C. 20581. If payment is not made in accordance with the requirements of this paragraph, Respondent shall be subject to further proceedings pursuant to
                  Section 6(c) and Section 6(e)(2) of the Act, 7 U.S.C. Sections 9 and 9a(2) (2002), for violating a Commission Order; and

         3. Respondent and Reliant shall comply with the following conditions and undertakings, as specified:

                  (a)      FUTURE COOPERATION WITH THE COMMISSION

                           Respondent and Reliant shall continue to cooperate fully and expeditiously with the Commission, including the Commission's Division of Enforcement ("Division"), in this proceeding, and in any investigation, civil litigation, or administrative matter conducted or brought by the Commission related to the subject matter of this proceeding or any current or future Commission investigation related thereto. Respondent agrees to cooperate fully and expeditiously with the Commission's ongoing efforts to discover documents and information related to reporting trade prices and/or volumes to energy reporting services and price indexes. As part of such cooperation with the Commission, Respondent and Reliant agree to:

                           (1) preserve all records relating to the subject matter of this proceeding, including, but not limited to audio files, e-mails, and trading records for a period of five years from the date of this Order; and



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                           (2)      comply fully, promptly, and truthfully with
                                    any inquiries or requests for information from the Commission including but not limited to inquiries or requests:

                                    (i)      for authentication of documents;

                                    (ii)     for any documents within
                                             Respondent's or Reliant's
                                             possession, custody, or control,
                                             including inspection and copying of
                                             documents;

                                    (iii)    to produce any current (as of the
                                             time of the request) officer,
                                             director, employee, or agent of
                                             Respondent or Reliant, regardless
                                             of the employee's location and at
                                             such location that minimizes
                                             Commission travel expenditures, to
                                             provide assistance at any trial,
                                             proceeding, or Commission
                                             investigation related to the
                                             subject matter of this proceeding,
                                             including but not limited to,
                                             requests for testimony,
                                             depositions, and/or interviews, and
                                             to encourage them to testify
                                             completely and truthfully in any
                                             such proceeding, trial, or
                                             investigation; and

                                    (iv)     for assistance in locating and
                                             contacting any prior (as of the
                                             time of the request) officer,
                                             director, or employee of Respondent
                                             or Reliant.

                           Respondent and Reliant also agree that they will not undertake any act that would limit their ability to fully cooperate with the Commission. Respondent and Reliant designate Lawrence Hunt, Jr. of the law firm Sidley Austin Brown & Wood LLP to receive all requests for information pursuant to this undertaking. Should Respondent or Reliant seek to change the designated person to receive such requests, notice shall be given to the Division of such intention 14 days before it occurs. Any person designated to receive such request shall be located in the United States.

                  (b)      PUBLIC STATEMENTS

                           By neither admitting nor denying the findings of fact, Respondent and Reliant agree that neither they nor any of Respondent's and Reliant's agents or employees under their authority and control shall take any action or make any public statement denying, directly or indirectly, any findings or conclusions in the Order or creating, or tending to create, the impression that the Order is without factual or legal basis; provided, however, that nothing in this provision shall affect Respondent's and Reliant's:
                           (i) testimonial obligations; or (ii) right to take factual or legal positions in other proceedings or investigations to which the Commission



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                           is not a party. Respondent and Reliant will undertake
                           all steps necessary to assure that all of their agents and employees under their authority and control understand and comply with this agreement.

                  (c)      MISCELLANEOUS PROVISION

                           This Order shall inure to the benefit of and be binding on Respondent's and Reliant's successors, assigns, beneficiaries and administrators.


By the Commission.



                                            /s/ JEAN A. WEBB
                                            ------------------------------------
                                            Jean A. Webb
                                            Secretary of the Commission
                                            Commodity Futures Trading Commission
DATED: November 25, 2003



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